                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2006

                                ----------------

                              GREENHILL & CO., INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-32147

                 DELAWARE                                51-0500737
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                Identification No.)

       300 PARK AVENUE, 23RD FLOOR
         NEW YORK, NEW YORK 10022                          10022
 (Address of principal executive offices)                (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 389-1500

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 6, 2006, Greenhill & Co., Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 (which press release is incorporated herein by reference) announcing completion of the initial closing of its first venture capital fund, Greenhill SAVP and related funds ("GSAVP"). Total committed capital for GSAVP as of this initial closing is $80 million.

     The Company has committed $11 million of the capital raised for GSAVP. In addition, the Company's managing directors (including all of its executive officers) and other professionals have personally committed a further $20 million of capital to GSAVP.

       In connection with the initial closing of GSAVP, certain subsidiaries of the Company and those employees who made capital commitments to GSAVP (including all of the executive officers) entered into a series of agreements with GSAVP
(the "Partnership Agreements"). The principal terms of such Partnership
Agreements are as follows. GSAVP is advised by a managing general partner which makes investment decisions and is entitled to receive from GSAVP an override of
20% of the profits earned by GSAVP on $48 million (the amount committed by certain outside investors) of the capital committed to GSAVP (subject to, in respect of $24 million thereof, exceeding a specified threshold of profits) and an override of 10% of the profits earned by GSAVP over a specified threshold on
$20 million (the amount committed by the Company's employees) of the capital committed to GSAVP.

      The managing general partner is controlled by the Company. The Company will recognize as revenue 100% of the profit override earned by the managing general partner of GSAVP on investments made by GSAVP. Approximately one-half of such profit override is allocated, at the Company's discretion, as compensation to managing directors and other employees of the Company involved in the management of GSAVP. The limited partners in GSAVP (including those who are managing directors or other employees of the Company) have agreed to pay during the investment period an aggregate annual management fee to the managing general partner of GSAVP equal to $1.6 million. The investment period is expected to terminate on March 31, 2011 unless terminated earlier by the general partner in accordance with the terms of the Partnership Agreements. Upon termination of the investment period, the annual management fee will be reduced. No management fee or profit override is payable in respect of the capital committed by the
Company.

     The Partnership Agreements also provide for the payment by the limited partners of certain expenses incurred by the general partner and for the indemnification of the general partner, its affiliates and their employees under certain circumstances.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits. The following exhibit is being furnished as part of this
             Report.

      EXHIBIT
      NUMBER                              DESCRIPTION
      ------------ -------------------------------------------------------------

         99.1      Press Release of Greenhill & Co., Inc. dated  April 6, 2006.

                                        2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                      GREENHILL & CO., INC.

Date: April 6, 2006                    By:  /s/ John D. Liu
                                            ------------------------------------
                                            Name: John D. Liu
                                            Title: Chief Financial Officer

                                        3

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                   DESCRIPTION
------------   -----------------------------------------------------------------

   99.1        Press Release of Greenhill & Co., Inc. dated  April 6, 2006.

                                       E-1